Exhibit 99.2
Third Quarter 2005 Earnings Conference Call October 26, 2005

Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward- looking statements. Important factors that could cause such differences include, among others, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to customer acceptance or competition, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of certain customers in our SCS business segment, the possibility that changes in customers' business environments will limit their ability to commit to long-term vehicle leases, changes in market conditions affecting the commercial rental market or the sale of used vehicles, increased competition from vehicle manufacturers and large service providers, higher borrowing costs and possible decreases in available funding sources caused by adverse changes in debt ratings, changes in accounting assumptions, adequacy of accounting accruals, changes in general economic conditions, unexpected reserves or losses due to the effects of Hurricanes Katrina and Rita on our operations and the economy, increases in fuel prices, availability of qualified drivers, our ability to manage our cost structure and changes in government regulations including regulations regarding vehicle emissions. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risks factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events, or otherwise.

Contents Third Quarter Results Overview Asset Management Update Earnings Outlook Q & A

3rd Quarter Results Overview Earnings per diluted share were $0.98, up 20% from a comparable $0.82 in 3Q04 3Q04 included $0.01 gain on sale of a portion of former headquarters complex Fleet Management Solutions (FMS) total revenue up 10% and operating revenue up 2% vs. prior year Full service lease revenue increased 1% due to foreign exchange impact Maintenance revenue up 6% due to growth initiatives Commercial rental revenue grew 4% due to higher pricing FMS net before tax earnings (NBT) up 20% FMS NBT percent of operating revenue up 210 basis points to 14.1% FMS earnings positively impacted by improved rental results, strong used vehicle sales performance, improved fuel margins and lower overheads, partially offset by hurricane-related charges

3rd Quarter Results Overview (cont'd) Supply Chain Solutions (SCS) total revenue up 28% (and operating revenue up 9%) vs. prior year, reflecting increased subcontracted transportation, new and expanded business, and higher fuel costs passed through to customers SCS earnings increased vs. prior year reflecting new and expanded business as well as lower overhead spending, partially offset by lower volumes in certain automotive accounts and impact of Brazil operations Dedicated Contract Carriage (DCC) total revenue up 10% (and operating revenue up 10%) vs. prior year; increase due to new and expanded business as well as higher fuel costs passed through to customers DCC earnings up vs. prior year due to revenue growth from new and expanded business as well as lower safety and other operating costs

Earnings Per Share Third Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures (2) Calculated based on a 12-month rolling period

Earnings Per Share Year-to-Date (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures (2) Calculated based on a 12-month rolling period Note: Earnings per share amounts are calculated independently for each component and may not be additive due to rounding

Business Segment Third Quarter ($ Millions) (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures (2) Allocation of Restructuring and Other Recoveries, Net across business segments was as follows: FMS - $0.4 in 2005 and CSS - $1.3 in 2004

Business Segment ($ Millions) (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures (2) Allocation of Restructuring and Other Recoveries, Net across business segments was as follows: FMS - $0.5 and SCS - $0.1 in 2005 and FMS - $(2.7), SCS - $(0.9), DCC - $(0.3) and CSS - $24.4 in 2004 Year-to-Date

Capital Expenditures ($ Millions) Year-to-Date

Debt to Equity Ratio Strong balance sheet to support profitable growth ($ Millions) Note: Includes impact of accumulated net pension related equity charge of $189 million as of 9/30/05 and 12/31/04, and $187 million as of 9/30/04. (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) Represents long term total obligations to equity target while maintaining a strong investment grade rating. (1) (2)

Free Cash Flow (1) Includes non-cash restructuring and other recoveries, net (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment (3) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures ($ Millions) Year-to-Date

Contents Third Quarter Results Overview Asset Management Update Earnings Outlook Q & A

Asset Management Update Note: U.S. only The overall number of vehicles sold in the third quarter was 5,156; up 20% compared with prior year Used tractor retail sales proceeds up 7% per unit vs. prior year period Used truck retail sales proceeds down 2% per unit vs. prior year period Vehicles not yet earning revenue are 2,301; up 603 from prior year due to increased sales activity vs. prior year Vehicles no longer earning (NLE) revenue are 7,229; up 1,760 or 32% over prior year driven primarily by a larger used vehicle inventory NLE vehicles down 246 units or 3% vs. the prior quarter 4,844 of these units are held for sale at the used truck centers

Contents Third Quarter Results Overview Asset Management Update Earnings Outlook Q & A

Earnings Outlook No anticipated repatriation of foreign earnings under the American Jobs Creation Act of 2004 2005 earnings forecast excludes any impact of: Recently announced $175M share repurchase program Expensing of stock options and employee stock purchases (FAS123R) Anticipate adoption on 1/1/06 Estimated full year expense of $0.12 in 2005 and $0.08 - $0.10 in 2006 (excluding restricted stock) Total stock-based compensation including restricted stock is estimated to be $0.15 in 2005 and $0.12 - $0.14 in 2006 Cumulative charge for conditional asset retirement obligations related primarily to underground fuel storage tanks (FIN47) Estimated charge of $0.04 - $0.06 upon adoption in fourth quarter 2005

Earnings Outlook Raising our full year 2005 earnings forecast range to $3.49-$3.54 per share Forecast includes the previously reported second quarter $0.12 state tax benefit Current forecast for EPS is as follows: (Earnings Per Share)

Q & A

Appendix Business Segment Detail Central Support Services Balance Sheet Financial Indicators Forecast FMS Revenue History Asset Management Non-GAAP Financial Measures & Reconciliations

Fleet Management Solutions (FMS) ($ Millions) Third Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by sudden increases or decreases in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs. (b) Refer to Appendix - FMS Revenue History for additional historical detail.

Fleet Management Solutions (FMS) ($ Millions) Year-to-Date (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by sudden increases or decreases in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs. (b) Refer to Appendix - FMS Revenue History for additional historical detail.

Supply Chain Solutions (SCS) ($ Millions) Third Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted Transportation is deducted from total revenue to arrive at operating revenue as Subcontracted Transportation is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in Subcontracted Transportation.

Supply Chain Solutions (SCS) ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted Transportation is deducted from total revenue to arrive at operating revenue as Subcontracted Transportation is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in Subcontracted Transportation. Year-to-Date

Dedicated Contract Carriage (DCC) ($ Millions) Third Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. Subcontracted Transportation is deducted from total revenue to arrive at operating revenue as Subcontracted Transportation is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in Subcontracted Transportation.

Dedicated Contract Carriage (DCC) ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. Subcontracted Transportation is deducted from total revenue to arrive at operating revenue as Subcontracted Transportation is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in Subcontracted Transportation. Year-to-Date

Central Support Services (CSS) ($ Millions) Third Quarter

Central Support Services (CSS) ($ Millions) Year-to-Date

Balance Sheet ($ Millions)

Financial Indicators Forecast (1) (1) Free Cash Flow and Debt to Equity include acquisitions. Capital Expenditures exclude acquisitions. Debt to Equity excludes impact of share repurchases. (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Free Cash Flow -270 126 366 269 156 -345 Actual 2000 Actual 2001 Actual 2002 Actual 2003 Actual 2004 Forecast 2005 Actual 2000 Actual 2001 Actual 2002 Actual 2003 Actual 2004 Forecast 2005 Lease 974 399 452 459 863 1063 Rental 190 131 19 220 242 258 Other 23 51 85 0 0 12 PPE 102 76 44 46 60 101 $1,289 $600 $725 $1,165 $657 $1,435 2000 2001 2002 2003 2004 2005 Plan Balance Sheet Debt to Equity 1.61 1.39 1.4 1.35 1.18 1.35 Total Obligations to Equity 1.14 0.95 0.61 0.11 0.11 0.08 275% 234% 201% 146% 129% 143% Debt to Equity Ratio Free Cash Flow (2) ($ Millions) Capital Expenditures ($ Millions) (2)

FMS Revenue History ($ Millions) Note: FMS revenue presentation revised to: (1) report both Contract Maintenance and Non-contractual Maintenance individually, and (2) to report trailer pool revenue previously included in the Other product line in Full Service Lease and Commercial Rental.

Asset Management Update (a) (a) U.S. only (b) Excludes early terminations where customer purchases vehicle. Redeployments Extensions Early Terminations Early Replacements YTD-00 3478 1671 5370 3349 YTD-01 3875 2026 5409 1172 YTD-02 4412 3950 4914 837 YTD-03 3810 3184 3800 723 YTD-04 3890 2180 3623 1071 YTD-05 3071 2863 2697 1075 (b)

Non-Revenue Earning Equipment (a) Units Not Yet Earning Revenue - "NYE" Units No Longer Earning Revenue - "NLE" Total 11,072 Dec 2001 Total 10,361 Mar 2002 Total 8,838 Mar 2003 Total 8,691 June 2002 Total 8,433 Sept 2002 Total 8,131 Dec 2002 Total 7,985 Jun 2003 (a) U.S. only (b) Excludes units for which customer deposits have been received. Total 7,200 Sept 2003 Total 8,079 Dec 2003 5,215 Units held for sale (b) 3,485 Total 8,648 Mar 2004 4,187 Total 7,770 Jun 2004 Total 7,167 Sept 2004 4,274 Total 8,305 Dec 2004 Total 9,530 Sept 2005 4,844 Total 10,231 Mar 2005 Total 9,141 June 2005

Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation:

Net Earnings and EPS Reconciliation ($ Millions or $ Earnings Per Share) Note: Earnings per share amounts are calculated independently for each component and may not be additive due to rounding

Tax Rate Reconciliation

Return on Capital Reconciliation ($ Millions) (1) Adjusted earnings calculated based on a 12-month rolling period. (2) Average shareholders' equity and average debt are calculated quarterly using a weighted average. (3) Shareholders' equity reflects impact of accumulated net pension related equity charge of $189 million as of 9/30/05 and $187 million as of 9/30/04. (4) The Company adopted return on capital, a non-GAAP financial measure, to determine how effectively capital is utilized across the business. Note: Totals may not foot due to rounding differences.

Free Cash Flow Reconciliation (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. ($ Millions)

Debt to Equity Reconciliation Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)